Karen Colonias CEO Brian Magstadt CFO Baird 2019 Global Industrial Conference STRENGTH BUILT IN November 6, 2019

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include, among others, those discussed under Item 1A. Risk Factors and Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and subsequent filings with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Simpson Manufacturing Co. Overview

Simpson Manufacturing Co. designs, engineers and manufactures structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it-yourself markets

10,000+ Wood Construction Products

Typically made of steel and are used primarily to strengthen, support and connect wood joints





Sample Product Lines: Truss plates, screw-delivery systems

1,000+ Concrete Construction Products

Composed of various materials including steel, chemicals and carbon fiber used to anchor, protect and strengthen concrete





Sample Product Lines: Mechanical anchors, concrete repair systems

Our Market Share[1]



Fasteners
$730 M Market
(SSD Share – 21%)
Concrete
$1.3 B Market
(SSD Share – 13%)
Wood Connectors & Truss
$1.5 B Market
(SSD Share - 51%)

- Fasteners Addressable Market (SSD Share)
- Concrete Addressable Market (SSD Share)
- Wood Connectors & Truss Addressable Market (SSD Share)

(1) Note: Market share based on net sales as of the full year ended December 31, 2018. Market sizes based on internal estimates using information as of December 31, 2018. Includes North America, Europe and Pacific Rim.

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Net Sales Correlation to U.S. Housing Starts Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time $1,100 2.0 $1,000 1.8 $900 1.6 $800 1.4 Housing Starts (M) $700 1.2 $600 1.0 ($M) $500 0.8 $400 0.6 $300 $200 0.4 $100 0.2 $0 0.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Gross 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.1% 44.9% 47.6% 45.4% 44.5% Margin: North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts 4

Thoughtful Deployment of Capital In nearly three years(1) we have… • Increased our quarterly dividend by approximately 30% • Repurchased more than $230 million in shares, including a record $111 million in fiscal 2018 …resulting in returns of our cash flow from operations to stockholders of approximately 80% Cash Flow from Operations, Capital Invested and Capital Returned (2017 – YTD 2019(1)) $428 M $232 M $112 M $107 M $33 M Cash Flow from Capital Acquisitions Share Dividends Operations Expenditures Repurchases (1) Data represents January 1, 2017 to September 30, 2019. 5